Rule 497(e)
File Nos. 002-75503
811-03364

MAXIM SERIES FUND, INC.
Maxim Invesco ADR Portfolio

Supplement dated January 6, 2010 to the Prospectus for Maxim Invesco ADR Portfolio, dated May 1, 2009, and the Statement of Additional Information, dated December 29, 2009

Effective December 31, 2009, Invesco Global Asset Management (N.A.), Inc., the Sub-Adviser of the Maxim Invesco ADR Portfolio, merged into Invesco Institutional (N.A.), Inc. as part of an internal reorganization of the investment adviser subsidiaries of Invesco Ltd.  Invesco Institutional (N.A.), Inc. then changed its name to Invesco Advisers, Inc.  The internal reorganization did not result in a change of actual control or management of the Sub-Adviser for the Portfolio.  As a result, please note the following changes to the Prospectus and Statement of Additional Information:

All references in the Prospectus and Statement of Additional Information to “Invesco Global Asset Management (N.A.), Inc.” are changed to “Invesco Advisers, Inc.”

The information about Invesco Global Asset Management (N.A.), Inc. beginning on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

“Invesco Advisers, Inc. (“Invesco”) is a Delaware corporation and an indirect wholly owned subsidiary of Invesco Ltd.  Invesco is registered as an investment adviser with the SEC.  Its principal business address is 1555 Peachtree, N.E., Atlanta, Georgia 30309.  Invesco has acted as an investment adviser since 1979.

The Portfolio is managed day-to-day by an investment team comprised of portfolio managers, some of whom also have research responsibilities, who collectively make decisions about investments under the direction of the Chief Investment Officer. In addition to managing the Portfolio, the team acts as sub-adviser for affiliated mutual funds, and also manages other pooled investment vehicles that are not registered mutual funds, as well as other accounts managed for organizations and individuals. The five most senior members of the team with the most significant responsibility within the investment team are:

Erik B. Granade joined Invesco in 1996 and currently serves as Chief Investment Officer.  Mr. Granade began his investment career in 1986.  He received his B.A. in Economics from Trinity College and is a Chartered Financial Analyst.

W. Lindsay Davidson has been with Invesco since 1984, and in 1989 he assumed responsibility for global and international portfolios. He holds an M.A. (Honors) degree in Economics from Edinburgh University.  Mr. Davidson currently serves as Managing Director.

Kent A. Starke began his investment career in 1983, and joined Invesco in 1992.  He currently serves as a portfolio manager.  Mr. Starke received a B.B.A. from the University of Georgia and an M.S. in Finance from Georgia State University.

Michele T. Garren began her investment career in 1987, and joined Invesco in 1997.  She currently serves as a portfolio manager.  Ms. Garren received a B.B.A. in Finance from Southern Methodist University and an M.B.A. in Finance from New York University.  She is a Chartered Financial Analyst.

Ingrid E. Baker began her investment career in 1990, and joined Invesco in 1999.  She currently serves as a portfolio manager.  She holds a B.A. in International Politics from Oberlin College and an M.B.A. from I.E.S.E. Spain.  Ms. Baker is a Chartered Financial Analyst.

Please see the SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.”

The information about Invesco Global Asset Management (N.A.), Inc. beginning on page 38 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

“INVESCO ADVISERS, INC.
Invesco Advisers, Inc. (“Invesco”) serves as Sub-Adviser to the Maxim Small-Cap Value Portfolio pursuant to a Sub-Advisory Agreement dated April 18, 2008 and as Sub-Adviser to the Maxim Invesco ADR Portfolio pursuant to a Sub-Advisory Agreement dated March 3, 1997.  Invesco is a wholly owned subsidiary of Invesco Ltd., a publicly traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.   Invesco is registered as an investment adviser under the Advisers Act.  Its principal business address is 1555 Peachtree, N.E., Atlanta, Georgia 30309.

MCM is responsible for compensating Invesco, which receives monthly compensation for its services for the Maxim Small-Cap Value Portfolio at the annual rate of 0.50% on the first $100 million, 0.45% on the next $100 million, 0.30% on the next $200 million and 0.20% thereafter.  For the Maxim Invesco ADR Portfolio, Invesco receives monthly compensation for its services at the annual rate of 0.55% on the first $50 million, 0.50% on the next $50 million, and 0.40% on assets over $100 million.

Other Accounts Managed

Daniel A. Kostyk, Jeremy Lefkowitz, Anthony J. Munchak, Glen E. Murphy, and Francis M. Orlando are the portfolio managers of the Maxim Small-Cap Value Portfolio.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Daniel A. Kostyk	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Jeremy Lefkowitz	8	636.5	22	1,449.2	90	6,922.1	1	25.7	0	0	18	2,139.7
Anthony J. Munchak	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Glen E. Murphy	7	628.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9
Francis M. Orlando	7	629.1	12	756.2	31	1,315.5	0	0	0	0	4	116.9

Erik B. Granade, W. Lindsay Davidson, Ingrid E. Baker, Michele T. Garren, and Kent A. Starke are the portfolio managers with the most significant responsibility for the management of the Maxim Invesco ADR Portfolio.  The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of the Portfolio’s fiscal year ended December 31, 2008.

	AUM Based Fees						Performance Based Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)	Number of Accounts	Total Assets ($m)
Erik B. Granade	3	399	9	999	82	6545	0	0	0	0	0	0
W. Lindsay Davidson	3	399	9	999	82	6545	0	0	0	0	0	0
Ingrid E. Baker	3	399	9	999	82	6545	0	0	0	0	0	0
Michele T. Garren	3	399	9	999	82	6545	0	0	0	0	0	0
Kent A. Starke	3	399	9	999	82	6545	0	0	0	0	0	0

Material Conflicts of Interest Policy

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following potential conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are use in connection with the management of the Portfolio.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Portfolio, Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades though a particular broker.  In these cases, trades for the Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Portfolio or other accounts involved.

•
Finally, the appearance of a conflict may arise where Invesco has an incentive, such as performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance.  Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

(i)  Base salary.  Each portfolio manager is paid a base salary.  In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

(ii)  Annual bonus.  The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for each of its investment centers, including Invesco. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, the Compensation Committee considers assets under management when determining the initial year-end bonus pool. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts he or she manages as measured against the performance of applicable peer groups over the one-, three- and five-year periods.  High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

(iii)  Equity-based compensation.  Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd. Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and program available generally to all employees.

Ownership of Securities

The portfolio managers do not own any shares of the Portfolios.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009, and Statement of Additional Information, dated December 29, 2009, and should be retained for future reference.